UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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    DayStar Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

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Santa Clara, CA

December 1, 2009

2972 Stender Way

Santa Clara, CA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 22, 2009

To our Stockholders:

The 2009 Annual Meeting of Stockholders of DayStar Technologies, Inc. (the “Company”) will be held beginning at 2:00 p.m. local time on December 22, 2009 at the Company’s principal executive offices, 2972 Stender Way, Santa Clara, California for the following purposes:

1.	To elect five directors of the Company to hold office until the 2010 Annual Meeting of Stockholders.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Hein & Associates LLP as independent auditors of the Company for its fiscal year ending December 31, 2009; and

3.	To consider and vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on November 20, 2009 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record at the close of business on November 20, 2009 of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), are entitled to notice of, and to vote at the Annual Meeting and any adjournments or postponements thereof. Stockholders may vote in person or by proxy. A list of stockholders entitled to vote at the meeting will be available for examination by stockholders at the time and place of the meeting and, during ordinary business hours, for a period of ten days prior to the meeting at the Company’s principal place of business at 2972 Stender Way, Santa Clara, CA 95054. The accompanying form of proxy is solicited by the Board of Directors of the Company.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER. VOTES WILL BE TABULATED BY INSPECTORS OF ELECTION APPOINTED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF LAW.

By order of the Board of Directors,

William Steckel
Secretary

2972 Stender Way

Santa Clara, CA 95054

PROXY STATEMENT

2009 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of DayStar Technologies, Inc. (the “Company”) of proxies to be voted at the 2009 Annual Meeting of Stockholders of the Company to be held beginning at 2:00 p.m. local time on December 22, 2009, at 2972 Stender Way, Santa Clara, California, and at any adjournments or postponements thereof. The shares represented by properly completed proxies received prior to the vote will be voted FOR any proposal unless specific instructions to the contrary are given or an abstention from voting is indicated by the stockholder. If no instructions to the contrary are given, and the stockholder has not abstained, shares will be voted FOR the election of the five director nominees to serve for the ensuing year and until their successors are elected and FOR ratification of the selection of Hein & Associates LLP as independent auditors of the Company for its fiscal year ending December 31, 2009. The persons named as proxies will use their discretionary authority on such other business as may properly come before the meeting or any adjournments or postponements thereof.

Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Secretary of the Company by delivering a duly executed proxy bearing a later date, or by the vote of a stockholder cast in person at the meeting. In addition to solicitation by mail, proxies may be solicited personally, without additional compensation, by the Company’s officers and employees or by internet, electronic mail, telephone, facsimile transmission or express mail. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxies and proxy material to their principals. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about December 3, 2009.

VOTING

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about December 3, 2009 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on November 20, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 33,613,112 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 38 stockholders of record and beneficial holders. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

Votes will be counted by the inspectors of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares). Directors are elected by a plurality, with the nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders who share an address. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request. Requests may be made by mail to: Christopher T. Lail or A. Renée Sutton, Esq., DayStar Technologies, Inc., 2972 Stender Way, Santa Clara, CA; by email clail@daystartech.com or rsutton@daystartech.com; or by telephone: (408) 907-4654. Any stockholder who would like to receive separate copies of the Proxy Statement or Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may so designate on their proxy card at the time of voting. The stockholder can also contact the Company directly at (408) 582-7100.

ANNUAL REPORT AND PROXY MATERIALS

The Form 10-K of the Company for the year ended December 31, 2008 is enclosed with this Proxy Statement. This Proxy Statement and the Company’s 2008 Form 10-K are available on our website at www.daystartech.com. Instead of receiving paper copies of next year’s Proxy Statement and Annual Report in the mail, stockholders can elect to receive an e-mail message that will provide a link to these documents on the website. In order to save on the costs save us the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources, we have elected to adopt the Notice and Access form of proxy distribution. Under this method, you will receive a notice in the mail about electronic or paper copies, and will then need to respond if you want paper copies mailed to you in 2010. DayStar’s stockholders who have enrolled in the electronic proxy delivery service previously will receive their materials online this year. Stockholders of record may enroll in the electronic proxy and Annual Report access service for future annual meetings by registering online at www.computershare.com. Beneficial or “street name” stockholders who wish to enroll in electronic access service may do so at www.proxyvote.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has nominated the following persons for election as directors to serve one year terms, which expire at the Annual Meeting of Stockholders in 2010, or until their respective successors are elected and qualified:

Peter A. Lacey, Chairman

William S. Steckel, Chief Executive Officer

Jonathan W. Fitzgerald

Richard C. Green

Kang Sun

If a nominee is unable or unwilling to serve as a director at the date of the Annual Meeting, or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee designated by Patrick J. Forkin, III and William S. Steckel, the proxy holders named on the enclosed proxy card or by the current Board of Directors to fill such vacancy, or for the other nominees named without nomination of a substitute, or the number of directors may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected a director. All nominees have been nominated by the Nominating and Governance Committee of the Company’s Board of Directors. There were no stockholder nominations for directors.

The Board of Directors recommends a vote FOR the election of Messrs. Lacey, Steckel, Fitzgerald, Green, and Sun.

The following table sets forth certain information about each nominee for election to the Company’s Board of Directors.

Name	Age	Positions	Director Since	Expiration of Current Term
Peter A. Lacey(2)(3)	53	Chairman	2009	2009
Richard C. Green, Jr.(2)(3)	55	Director	2009	2009
Jonathan Fitzgerald.(1)(2)	48	Director	2009	2009
William S. Steckel	52	Director and President & Chief Executive Officer and Chief Financial Officer	2009	2009
Kang Sun	54	Director	2009	2009

(1)	Member of the Audit Committee. Mr. Robert Tonsoo also currently serves on the Audit Committee, but is not standing for re-election at the shareholder’s meeting.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Governance Committee.

Directors

Peter A. Lacey. Mr. Lacey joined us as a director in 2009, and he has been the President, Chief Executive Officer and a director of the Cervus Equipment Corporation since May 2003. Cervus Equipment Corporation operates 17 agricultural and turf John Deere stores in Alberta, Saskatchewan, British Columbia and Manitoba, as well as 5 Bobcat and JCB construction equipment stores in Alberta. Mr. Lacey has also been the President, Chief Executive Officer and a trustee of Proventure, a public income trust listed on the TSX-V which is in the commercial property development business and provides financing and leases real estate to Cervus since November 2005. Mr. Lacey has also been the Chairman of the Board and director of Eveready Energy Services, a public company listed on the Toronto Stock Exchange that provides industrial and oilfield maintenance and production services to the energy, resource, and industrial sectors, since September 2004. Eveready was recently sold to Clean Harbors Inc. Mr. Lacey was a director of the former River Valley Energy Services Ltd., a predecessor to Eveready, from August 1995 until September 2004. Mr. Lacey has been a member of the Red Deer College Board of Governors since October 1997, and was Chairman from May 2000 until February 2004 at which time the Chairman’s appointment term concluded. Mr. Lacey also served as a trustee on the Alberta Ingenuity Fund’s Board of Trustees, a $900 million fund established to attract research and researchers to Alberta.

William S. Steckel. Mr. Steckel joined us in June 2008 and serves as our President & Chief Executive Officer and Chief Financial Officer. From April 2006 until June 2008, Mr. Steckel was Chief Financial Officer, Senior Vice President and Treasurer at Norwood Promotional Products, a leading supplier of imprinted promotional products. Before Norwood, Mr. Steckel was with Lambda Power (a division of Invensys plc), a global manufacturer of power supplies, power filtering and power protection equipment, where he was President from 2003 to 2005 and CFO from 2001 to 2002. Mr. Steckel earned his Bachelor of Science in industrial management at Iowa State University, and his M.B.A. from Western Illinois University. He is also a Certified Public Accountant.

Jonathan W. Fitzgerald. Mr. Fitzgerald joined us as a director in 2009. Mr. Fitzgerald is an independent investment banker providing advisory services to early and growth-stage businesses in a variety of technology industries. Previously, Mr. Fitzgerald was a Managing Director and senior investment banker with the firm of Morgan Joseph & Co. Inc. In addition to leading the Firm’s Cleantech investment banking practice, Mr. Fitzgerald served a variety of industrial clients across the western region. Mr. Fitzgerald also served as the Interim-CEO of Harvest Wind Limited, a development stage wind turbine manufacturer based in Oregon. Jonathan also served as an Adviser to iSense Corporation, Boston Poly Corporation and Trustwater LLC. Mr. Fitzgerald was Co- Head of Capital Markets origination for North America at Dresdner Kleinwort Wasserstein. In this capacity he oversaw the origination of loan, bond and equity products for the firm’s key corporate relationships across multiple industry sectors. In addition to traditional capital markets products, Jonathan has significant experience in acquisition finance, liability management, structured finance and securitization. Mr. Fitzgerald also held senior investment positions in New York and London at Credit Suisse First Boston and Lehman Brothers, leading international investment banks. Mr. Fitzgerald holds a B.A. with Distinction from Bowdoin College, an MSc.(Econ) from The London School of Economics and Political Science and an M.B.A. from the Wharton School of the University of Pennsylvania.

Richard C. Green. Mr. Green has spent over 30 years in the energy industry, serving for 20 years as the Chairman and CEO of Aquila Corporation, formerly UtiliCorp United, an international gas and electric company. Mr. Green has been credited with leading a successful turnaround to successfully reposition Aquila during the energy market crisis of 2002. Additionally, he demonstrated leadership and perseverance in pioneering both the strategy and successful execution of a significant business expansion of UtiliCorp United to a Fortune 30 company. UtiliCorp United was a multi-national electric and gas utility business and national energy marketing and trading business with revenues of $36.3 billion. Mr. Green is also Chairman of Midwest Research Institute (MRI) which has a core focus that includes renewable energy, life sciences and national security and defense. He currently serves on the Board of Directors of the Alliance for Sustainable Energy that operates the National Renewable Energy Laboratory (NREL) for the U. S. Department of Energy. He serves on the General Partners’ Advisory Board of Directors of Hudson Clean Energy Partners. Hudson Clean Energy Partners is a leading global private equity firm, dedicated solely to investing in renewable power, alternative fuels, energy efficiency and storage. Mr. Green founded The Calvin Group LLC which is a firm that acts as a catalyst to management teams facing significant challenges or seeking to explore new opportunities. Mr. Green is a Graduate of Southern Methodist University and serves as a member of the Board of Directors of the Hall Family Foundation, a Trustee of the Nelson-Atkins Museum of Art and the Washington D.C. based Urban Institute.

Kang Sun. Dr. Sun joined us as a director in 2009. Dr. Sun is currently President and CEO of RayTracker Inc., an advanced photovoltaic tracking system manufacturer. Dr. Sun previously served as President, Chief Operating Officer and Director of China-based JA Solar Holdings Co., a world leader in photovoltaic products. At JA Solar, Dr. Sun was responsible for successfully securing $620 million in equity funding in 2007 and 2008 and led the business to profitability by growing revenue from $90 million in 2006 to approximately $800 million in 2008. Prior to joining JA Solar Holdings, Dr. Sun served as Managing Director, New Business Development & Chief Strategy Officer, New Business and New Products Group for Applied Materials where he was responsible for new business ventures and the company’s corporate strategic licensing business. From 1990 to 2005, Dr. Sun held executive positions in several large business enterprises and technology start-ups, including serving as Vice President of New Venture Business at Honeywell International Inc., General Manager of the optical devices business at Allied Signal, Vice President of New Business and Technology at Oce, and Vice President of Business Development at Microfabrica. Dr. Sun received his Ph.D. degree in material science from Brown University, master’s degree in chemistry from University of Georgia and bachelor’s degree in chemistry from Nanjing University, China.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Hein & Associates LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Hein & Associates LLP has audited the Company’s financial statements since 2003. Representatives of Hein & Associates LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Hein & Associates LLP as the Company’s independent auditors. However, the Audit Committee of the Board is submitting the selection of Hein & Associates LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Hein & Associates LLP.

Principal Accountant Fees and Services

The following table shows the fees paid or accrued for the audit and other services provided by Hein & Associates LLP for 2008 and 2007.

	FY 2008	FY 2007
Audit Fees	$201,898	$236,345
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$201,898	$236,345

Audit services of Hein & Associates LLP for fiscal 2008 and 2007 consisted of the annual examination of our financial statements, quarterly reviews of the interim financial statements included in our reports on Form 10-Q, and procedures required in conjunction with Section 404 of the Sarbanes Oxley Act of 2002.

Pre-Approval Policies and Procedures.

The Audit Committee has adopted policies and procedures to pre-approve all services to be performed by Hein & Associates. Specifically the committee’s policy is to pre-approve the use of Hein & Associates for audit services as well as detailed, specific types of services within the categories of audit-related and non-audit services described above: and procedures required to meet certain regulatory requirements. The committee will not approve any service prohibited by regulation and does not anticipate approving any service in addition to the categories described above. In each case, the committee’s policy is to pre-approve a specific annual budget by category which the company anticipates obtaining from Hein & Associates, and has required management to report the actual fees (versus budgeted fees) to the committee on a periodic basis throughout the year. In addition, any new, unbudgeted engagement for audit services or within one of the other pre-approved categories described above must be pre-approved by the committee or its chair. All of the services described above were approved in advance by the Audit Committee.

The Board of Directors recommends a vote FOR the ratification of the selection of Hein & Associates LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

If a stockholder intends to present a proposal for inclusion in the Company’s proxy materials for the 2010 Annual Meeting of Stockholders, the proposal must 1) comply with stockholder eligibility and other requirements of the Securities and Exchange Commission’s rules governing the proposal; and 2) be received by the Company’s Secretary at the Company’s principal executive offices at 2972 Stender Way, Santa Clara, CA 95054 in compliance with the Company’s Amended and Restated Bylaws as they are in effect prior to the Annual Meeting. For a stockholder proposal to be timely, a stockholder must cause notice of such proposal be delivered to the Company’s secretary at the principal executive offices of the Company not later than the close of business on April 21, 2010 nor earlier than the close of business on March 22, 2010; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees. Stockholders are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Any stockholder wishing to communicate with the Board of Directors, or one or more members, may do so by addressing his, her or its written correspondence to DayStar Technologies, Inc., Board of Directors, c/o Secretary, 2972 Stender Way, Santa Clara, CA 95054. The Company’s Secretary will promptly forward all such communications to the specified addressees.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 2008, the Board of Directors held ten meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he or she was eligible to attend. The Board of Directors does not currently have a policy with regard to the attendance of board members at its Annual Meeting of stockholders. All members of the Board of Directors elected in 2007 attended the last Annual Stockholders meeting in September 2008.

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. The Board of Directors has determined that a majority of its directors presently meet the independence standards under the applicable Nasdaq rules. These directors are Messrs. Fitzgerald, Green, Lacey, Maher, Sun, and Tonsoo. Messrs. Maher and Tonsoo are not standing for re-election at the shareholder’s meeting.

Audit Committee

The Audit Committee currently consists of Messrs. Jonathan Fitzgerald (Chairman) and Robert Tonsoo, with Mr. Fitzgerald as the audit committee financial expert. All of the Audit Committee members are currently independent, as defined under the audit committee structure and membership requirements rules applicable to companies listed on the NASDAQ Capital Market. The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available on the Company’s website at www.daystartech.com/committees.cfm. The function of the Audit Committee is to review the performance of and to appoint the Company’s independent public accountants, to review and approve the scope and proposed cost of the yearly audit, to review the financial information provided to stockholders and others, to review the Company’s internal controls, and to consult with and review recommendations made by the Company’s independent public accountants with respect to financial statements, financial records and internal controls, and to make such other recommendations to the Board of Directors as it deems appropriate from time to time. The Audit Committee met seven times during 2008, and at that time consisted of Messrs. Flannery (through third quarter 2008), Aldrich, Nevins (beginning third quarter 2008), and Schecter, who was chairman and financial accounting expert.

Compensation Committee

The Compensation Committee currently consists of Messrs. Richard Green (Chairman), Peter Lacey, and Jonathan Fitzgerald. The Compensation Committee considers recommendations of the Company’s management regarding the compensation of the senior executives of the Company, considers management’s proposals regarding stock incentive grants and administers the Company’s Equity Incentive Plan. The Compensation Committee operates under a written charter, a copy of which is available on the Company’s website at www.daystartech.com/committees.cfm. The Compensation Committee met five times during 2008, and at that time consisted of Messrs. Aldrich (Chairman), Flannery (beginning third quarter 2008), Graves, and Ms. Kelley Waters (through third quarter 2008).

Nominating and Governance Committee

The Nominating and Governance Committee currently consists of Messrs. Peter Lacey (Chairman) and Richard Green. All of the members of the Nominating and Governance Committee are independent, as defined under the rules applicable to companies listed on the NASDAQ Capital Market. The function of the Nominating and Governance Committee is (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the specific needs of the Company and the Board of Directors; (b) ascertaining whether such candidates are “Independent” to the extent required by applicable National Association of Securities Dealers, Inc. (“NASD”) and Securities and Exchange Commission (the “Commission”) regulations; (c) identifying, interviewing, and certifying qualified candidates as potential Board members; (d) proposing nominees for election by the stockholders at the Annual Meeting of Stockholders to the Board; (e) proposing prospective director candidates in the event a vacancy exists or occurs on the Board or upon the occurrence of a change in Board composition requirements to the Board; (f) reviewing, evaluating, interviewing, and certifying candidates nominated by stockholders for election to the Board of Directors; (g) notifying stockholders of the source of candidates proposed for the Board of Directors; (h) reviewing the conduct of Board meetings and the adequacy and timeliness of information provided to Board members for meetings; (i) developing plans regarding the size and composition of the Board and its committees; (j) evaluating Board performance; (k) reviewing and assessing management succession plans for the Board; (l) advising, developing and recommending to the Board a set of corporate governance policies and principles applicable to the Company and reviewing established corporate governance guidelines of the Board at least annually and monitoring and making recommendations to the Board with respect to the corporate governance principles applicable to the Company; (m) assisting the Board in implementing those practices; (n) overseeing the evaluation of the management of the Company; and (o) such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board and the Company’s management. The Committee serves under a charter, a current copy of which is available on the Company’s website at www.daystartech.com/committees.cfm. The Nominating and Governance Committee met one time during 2008, and at that time consisted of Messrs. Graves and Nevins and Ms. Kelley Waters (Chairperson, through third quarter 2008). Beginning in the third quarter of 2008, Mr. Scott Schecter joined the committee and Mr. Nevins became Chairman.

The Company receives suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Company in accordance with the Company’s policies governing submissions of nominees discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. The Nominating and Governance Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its stockholders. The independent directors, in addition to any other board members as may be desirable, evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing such other information as may be deemed relevant.

Candidates whose evaluations are favorable are then recommended by the Nominating and Governance Committee for selection by the full Board. The Board then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Stockholder Nominations for Directors

A stockholder wishing to nominate a candidate for election to the Company’s Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected shall submit a written notice of his or her nomination of a candidate to the Company’s Secretary at the Company’s principal executive offices. The submission must be received at the Company’s principal executive offices within the timeframe set forth above in “Stockholder Proposals and Communications”.

In order to be valid, a stockholder’s notice to the Secretary must set forth (i) the name and address of the stockholder, as they appear on the Company’s books, as well as the stockholder’s business address and telephone number and residence address and telephone number; (ii) the class and number of shares of the Company which are beneficially owned by the nominating stockholder; (iii) the name, age, business address and residence address of each nominee proposed in the notice; (iv) any relationship of the nominating stockholder to the proposed nominee; (v) the principal occupation or employment of the nominee; (vi) the class and number of shares of the Company stock beneficially owned by the nominee, if any; (vii) a description of all arrangements or understandings between the stockholder and each nominee and any other persons pursuant to which the stockholder is making the nomination; and (viii) any other information required to be disclosed in solicitations of proxies for election of directors or information otherwise required pursuant to Regulation 14A under the ‘34 Act, as amended, relating to any person that the stockholder proposes to nominate for election as a director, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

AUDIT COMMITTEE REPORT AND RELATED MATTERS

The information contained in this report shall not be deemed to be soliciting material, or to be filed with, or incorporated by reference in future filings with, the Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit Committee of the Board of Directors of the Company for fiscal year 2008 was composed of three non-employee directors who meet the independence standards defined in Rule 4200(a)(15) under the Marketplace Rules of the NASDAQ and the applicable rules of the Commission. The members of the Audit Committee in 2008 were Scott M. Schecter, Chair, Robert G. Aldrich, and Richard Nevins. The Audit Committee operates under a written charter adopted by the Board of Directors which can be found under the heading “Audit Committee Charter” on the company website at http://www.daystartech.com/committees.cfm. The Board of Directors has also determined that Mr. Schecter qualifies as an “audit committee financial expert,” as defined in applicable Commission rules. The Board made a qualitative assessment of Mr. Schecter’s level of knowledge and experience based on a number of factors, including his 1) understanding of generally accepted accounting principles and financial statements; 2) ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements; and 4) understanding of internal control over financial reporting and audit committee functions. Mr. Schecter’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Hein & Associates LLP, the independent registered public accountants of the Company. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the Company’s independent registered public accountants. The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Company’s independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the Company’s independent public accountants that firm’s independence and considered whether the non-audit services provided by the Company’s independent public accountants were compatible with maintaining the independence of such independent public accountants.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representations of management and the report of the independent public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Commission.

The Audit Committee of the Board of Directors for 2009(1)

Scott M. Schecter, Chair Robert G. Aldrich Richard Nevins

(1)	The above discussion entails actions of the Audit Committee in 2008. Since Messrs. Fitzgerald and Tonsoo did not become members of the Audit Committee until 2009, they offer no representations, comments, or opinions on Audit Committee actions before their tenure began.

EXECUTIVE OFFICERS

The executive officers of DayStar (all of whom serve at the pleasure of the Board of Directors), their ages, and the position or office held by each, are as follows:

Name	Age	Position(s)

William S. Steckel	52	President & Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary
Patrick J. Forkin, III	51	Sr., Vice President, Corporate Development & Strategy
Robert E. Weiss	53	Chief Technology Officer

Biographical information for our Chief Executive Officer, William S. Steckel, is contained in the section captioned “Directors” in Proposal 2 of this proxy statement.

Patrick J. Forkin, III, CPA. Mr. Forkin was appointed as DayStar’s Senior Vice President of Corporate Development and Strategy in July 2008. He joined DayStar in September 2008. Mr. Forkin, brings over 25 years of senior level experience in renewable energy equity research, corporate finance, mergers and acquisitions and strategic planning. He has extensive experience providing strategic and investment research to large institutional investors and private equity firms. Immediately prior to joining DayStar, Mr. Forkin was senior vice president, equity capital markets at Tejas Securities Group, Inc., where he specialized in solar photovoltaics, energy technology and other renewable sectors. Earlier in his career, Mr. Forkin was a Senior Manager with the public accounting firm of Deloitte & Touché for 9 years and managed the Corporate Finance Group of Deloitte’s St. Louis office for 5 years. While with Deloitte, Mr. Forkin participated on national, due diligence engagement teams representing two of the largest LBO firms in the country, Kohlberg, Kravis, Roberts & Co. (“KKR”) and Forstmann, Little & Co. Mr. Forkin earned his Bachelor of Science in Accountancy at the University of Illinois, Champaign. He is also a Certified Public Accountant.

Robert E. Weiss. Mr. Weiss has served as our Chief Technology Officer since May 2007. He initially joined us in January 2006 as Director of the Equipment Development Group and served as our Vice President of Advanced Technologies from March 2006 to May 2007. From September 2005 to January 2006, he served as a consultant to us. From 1992 to 2005, he was with Intevac, Inc., a supplier of thin film deposition manufacturing equipment, most recently serving as Chief Technology Officer, where he led hardware and process development teams in commercializing tools used in the production of plasma and polysilicon displays, hard disks, and low light cameras. Mr. Weiss has a B.A. in English and Psychology from Grinnell College, Iowa.

Director Compensation

Effective January 1, 2008, our director compensation policy was revised to be more reflective of the compensation practices of our peer companies. Under the revised policy, upon election to the board, non-employee directors receive an automatic grant of a fully vested option to purchase 10,000 shares of our common stock. Additionally, at the beginning of each fiscal year, each non-employee director receives a fully vested option to purchase 10,000 shares of our common stock and a grant of 10,000 fully vested shares of common stock. Both the stock options and unrestricted shares are subject to our Equity Incentive Plan rules and SEC Rule 144, where applicable.

Under the director compensation policy in effect throughout 2008, each non-employee director received an annual retainer of $15,000 payable quarterly in advance, plus a $1,000 meeting fee for each meeting of the board of directors or a board committee meeting the director attends. In addition, the committee members receive retainers, payable quarterly in arrears, as follows: 1) audit committee chairman $6,000 and members $3,000; 2) compensation committee chairman $4,000 and members $2,000; and 3) nominating and governance committee chairman $2,000 and members $1,000. The audit committee also receives meeting fees of $2,000 for the chairman and $1,000 for each member. The compensation, nominating and governance, and executive committee chairmen and members each receive $1,000 per meeting, payable quarterly in arrears. Our chairman does not receive any additional compensation.

In order to preserve our cash resources, effective July 1, 2009, the Board of Directors agreed to accept restricted stock unit (“RSU”)’s in lieu of cash payments for board and committee meeting fees. Under this arrangement each board member received 50,000 RSUs in lieu of cash fees for the remainder of their current term. The compensation arrangements for the independent board members up for election in Proposal 2 of this Proxy Statement are currently being reviewed by the compensation committee of the Board of Directors.

The following Director Compensation Table summarizes the compensation of our non-employee directors for services rendered to DayStar during the year ended December 31, 2008:

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
Robert G. Aldrich(3)	$45,500	$65,300	$47,400	$158,200
Kevin S. Flannery (4)	33,750	65,300	47,400	146,450
Randolph A. Graves, Jr. (5)	40,000	65,300	47,400	152,700
Richard Nevins (6)	30,000	65,300	47,400	142,700
Scott M. Schecter(6)	45,250	65,300	47,400	157,950
Kelly A. Waters(7)	23,250	65,300	47,400	135,950

(1)	Represents total fair market value of stock awards on grant date.
(2)	Represents fair market value of options granted during the year ended December 31, 2008, calculated using the Black-Scholes option pricing model and related assumptions as disclosed in Note 4, Share Based Compensation, of our financial statements. At December 31, 2008, Dr. Graves owned 66,500 options, Dr. Aldrich owned 72,500 options, Mr. Flannery owned 56,000 options, Mr. Nevins owned 16,000 options, and Mrs. Waters and Mr. Schecter each owned 65,000 options. As of December 31, 2008, each of our non-employee directors holds 10,000 shares of our common stock granted in consideration for service on our board of directors.
(3)	Dr. Aldrich resigned on October 20, 2009.
(4)	Mr. Flannery resigned on September 21, 2009.
(5)	Dr. Graves resigned on September 27, 2009.
(6)	Messrs. Nevins and Schecter resigned on September 14, 2009.
(7)	Ms. Waters did not stand for re-election at the 2008 annual shareholder’s meeting.

In addition to the fees listed above, we reimburse the directors for their travel expenses incurred in attending meetings of the Board or its committees, as well as for fees and expenses incurred in attending director education seminars and conferences. The directors do not receive any other compensation or personal benefits.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth certain information regarding the compensation of our named executive officers for services rendered in all capacities to DayStar during the year ended December 31, 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)		Option Awards ($)		Non-Stock Incentive Plan Comp. ($)		All Other Comp. ($)		Total ($)

Stephan J. DeLuca Former Chief Executive Officer (1)	2008	$251,923	$547,500	(3)	$423,000	(4)	$—		$43,674	(6)	$1,266,097
	2007	$254,039	$—		$742,900	(4)	$76,212	(5)	$47,268	(7)	$1,120,419

Ratson Morad Former Chief Operating Officer (2)	2008	$210,462	$531,000	(3)	$1,371,620	(4)	$—		$16,465	(6)	$2,129,547
	2007	$—	$—		$—		$—		$—		$—

Robert E. Weiss Chief Technology Officer	2008	$246,000	$871,000	(3)	$573,300	(4)	$—		$7,624	(6)	$1,697,924
	2007	$194,808	$210,500	(3)	$760,000	(4)	$35,065	(5)	$5,451	(7)	$1,205,824

(1)	Dr. DeLuca resigned from his position as Chief Executive Officer and Director in May 2009.
(2)	Mr. Morad resigned from his position as President and Chief Operating Officer in July 2009.
(3)	Represents the total fair market value on the date of grant, of restricted stock granted during the years ended December 31, 2008 and 2007. Fiscal year 2008 and 2007 restricted stock awards vest one-third per year beginning on the vesting commencement date, with the exception of a restricted stock award granted to Mr. Weiss on July 22, 2008, with a fair market value of $340,000 that fully vested on December 29, 2008. Amounts listed do not represent the actual current fair value of the shares granted.
(4)	Represents fair market value of options granted during the years ended December 31, 2008 and 2007, calculated using the Black-Scholes option pricing model and related assumptions as disclosed in Note 4, Share Based Compensation, of our consolidated financial statements.
(5)	Represents amounts earned under our 2007 Management Incentive Program which were paid in 2008.
(6)	All other compensation for 2008 consists of medical premiums paid by us and relocation costs.

	Medical Premiums	Relocation Costs
Stephan J. DeLuca	$13,674	$30,000
Ratson Morad	16,465	—
Robert E. Weiss	7,624	—

(7)	All other compensation for 2007 consists of medical premiums paid by us and relocation costs.

	Medical Premiums	Relocation Costs
Stephan J. DeLuca	$10,228	$37,040
Ratson Morad	—	—
Robert E. Weiss	5,451	—

Employment, Severance, and Change-in-Control Agreements

Each executive officer serves at the discretion of our board of directors. We have entered into employment contracts with all of our executive officers with initial terms of three-years. The agreements automatically extend for subsequent one-year periods on the anniversary date unless either party gives the other 90 days written notice prior to the anniversary date of the intent not to renew the agreement. Under the employment agreement, the executive officer is entitled to participate in an annual bonus and management incentive program and to benefits offered to other similarly situated employees as established by the Board from time to time.

Stephan J. DeLuca

Dr. DeLuca resigned from employment with us as Chief Executive Officer and a Director effective May 12, 2009. We entered into an agreement with Dr. DeLuca setting forth terms of resignation; including the termination of benefits; the ceasing of the vesting of certain restricted shares and options; and severance pay in the form of continuation of his base salary for a period of four months, payable monthly.

William S. Steckel

We entered into an employment agreement with William Steckel as our Chief Financial Officer on June 25, 2008. His base salary was $240,000. The agreement has an initial term of three years and automatically extends for subsequent one-year periods on the anniversary date unless either party gives the other 90 days written notice prior to the anniversary date of the intent not to renew the agreement. Mr. Steckel was appointed Secretary and Treasurer of the corporation on August 1, 2008.

Patrick J. Forkin, III

We entered into an amended and restated employment agreement with Patrick J. Forkin, III as our Sr. Vice President, Corporate Development on July 9, 2009. His base salary was $240,000. The agreement has an initial term of three years and automatically extends for subsequent one-year periods on the anniversary date unless either party gives the other 90 days written notice prior to the anniversary date of the intent not to renew the agreement.

Robert E. Weiss

On April 3, 2006, we entered into an employment agreement with Robert E. Weiss, as our Vice President, Equipment Division, effective on April 1, 2006. His base salary was $175,000. The agreement has an initial term of three years and automatically extends for subsequent one-year periods on the anniversary date unless either party gives the other 90 days written notice prior to the anniversary date of the intent not to renew the agreement. Mr. Weiss was appointed Chief Technology Officer in May 2007. On July 22, 2008, the Compensation Committee approved a change in compensation for Mr. Weiss. Effective August 1, 2008, Mr. Weiss’s annual base salary increased to $285,000.

The agreement with Mr. Weiss was amended in December 2008 to clarify the manner in which the agreement complies with recent changes to applicable tax laws, including Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the Restated Employment Agreement (i) exempts the arrangements from the Code, and (ii) provides a “back stop” to implement a 6-month delay in payment if the revised arrangements are, in the future, deemed to be “deferred compensation” for purposes of the Code.

Under the agreement, the Non-Renewal severance consists of (i) a pro-rata portion of the Executive’s Regular Severance pay; (ii) payment of premiums for continued medical and any other applicable health insurance coverage under COBRA; and (iii) the vesting of a pro-rata portion of any unvested equity compensation awards that would have vested within twelve months of the termination date.

Payments Upon Termination or Change in Control

Each named executive officer may terminate his employment agreement for “good reason”. We may terminate each agreement at any time for “cause” or in the event of the named executive officer’s disability or death. If we terminate for “cause”, the named executive officer’s obligations cease after a specific termination procedure process. If we terminate “without cause” or the named executive officer terminates for “good reason”, the named executive officer is entitled to one year base salary, the amount of incentive compensation paid in the prior year under the applicable incentive program, and vesting of restricted stock, warrants, or options that would vest over the 12 months immediately following the cessation of employment. In the event that the agreement is terminated because of death, all obligations to the named executive officer immediately cease, except for benefits accrued to date. In the event of disability preventing the named executive officer from substantially performing his duties, we may terminate for “cause.”

If the named executive officer’s contract is terminated after a “change in control”, the named executive officer is entitled to a multiple of base salary, plus the target amount of incentive pay under the management incentive program. In addition, all unvested warrants, options or restricted stock then held by executive, if any, shall vest automatically on the termination of executive’s employment. Mr. Steckel, Mr. Forkin, and Mr. Weiss’s multiple is 2.0. A “change in control”, as defined, includes (a) a consolidation or merger in which the Company is not the continuing or surviving corporation, (b) a recapitalization in which any person becomes the 50% owner, (c) any transaction in which substantially all the assets of the corporation are to be liquidated, and (d) any person becoming the beneficial owner of more than 50% of our voting power. Each Agreement contains an eighteen month non-solicitation provision that restricts each named executive officer from directly or indirectly soliciting our current employees or key suppliers to engage in a business relationship with any person or entity that engages in or plans to engage in the design, development, invention, implementation, application, manufacture, production, marketing, sale or license of any product or service in the direct competition with the Company’s products or services. For purposes of the agreement, our products or services are defined as CIGS-based PV products manufactured by a continuous process and/or on a flexible media. For purposes of the agreement, our products or services are defined as CIGS-based PV products manufactured by a continuous process and/or on a flexible media.

Under the agreement the parties are compelled to engage in Arbitration to resolve any disputes.

The following table sets forth information concerning the outstanding equity awards granted to the named executive officers at December 31, 2008.

Outstanding Equity Awards at Fiscal Year End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($)(1)
	Exercisable	Unexercisable
Stephan J. DeLuca*	—	150,000	(2)	3.65	2-4-2018	—		—
	113,333	56,667	(3)	5.71	3-27-2017	—		—
	3,125	1,875	(4)	8.77	6-19-2016	—		—
	—	—		—	—	150,000	(5)	141,000
	—	—		—	—	25,000	(6)	23,500
	—	—		—	—	1,250	(7)	1,175

Ratson Morad*	—	502,425	(8)	3.54	4-7-2018	—		—
	—	—		—	—	150,000	(9)	141,000

Robert E. Weiss	—	210,000	(8)	3.54	4-7-2018	—		—
	66,667	133,333	(10)	4.94	10-4-2017	—		—
	2,031	1,219	(4)	8.77	6-19-2016	—		—
	—	—		—	—	150,000	(9)	141,000
	—	—		—	—	33,333	(11)	31,333
	—	—		—	—	7,063	(7)	6,639
	—	—		—	—	7,500	(12)	7,050

*	Dr. DeLuca’s employment as DayStar’s Chief Executive Officer and Director terminated on May 12, 2009, and Mr. Morad resigned his position as President and Chief Operating Officer effective July 10, 2009.
(1)	Based on closing price of DayStar’s common stock on December 31, 2008 of $0.94.
(2)	Stock options vest at a rate of one-third of the grant per year beginning on February 4, 2009.
(3)	Stock options vest at a rate of one-third of the grant per year beginning on May 1, 2007.
(4)	One-fourth of the stock option grants vest on the one-year anniversary of the grant date, June 19, 2006, with monthly vesting thereafter.
(5)	Restricted stock award vests at a rate of one-third of the grant on each of December 4, 2009, February 4, 2010 and February 4, 2011.
(6)	Restricted stock award vests at a rate of one-fourth of the grant on each of April 10, 2007, April 10, 2008, December 4, 2009 and April 10, 2010.
(7)	Restricted stock award vests at a rate of one-fourth of the grant per year commencing on the one-year anniversary of the grant date, June 19, 2006.
(8)	Stock options vest at a rate of one-third of the grant per year beginning on April 7, 2009.
(9)	Restricted stock award vests at a rate of one-third of the grant per year commencing on April 7, 2009.
(10)	Stock options vest at a rate of one-third of the grant on each January 1, 2008, January 1, 2009, January 1, 2010.
(11)	Restricted stock award vests at a rate of one-third of the grant per year commencing on April 1, 2008.
(12)	Restricted stock award vests at a rate of one-fourth of the grant per year commencing on the one-year anniversary of the grant date, January 2, 2006.

PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information, as of October 31, 2009, with respect to the beneficial ownership of the our common stock by each person who is known to us to be the beneficial owner of more than five percent of our outstanding common stock by each nominee for director, by the named executive officers, and by all directors and executive officers as a group. The information contained in this beneficial ownership table for five percent stockholders is based on Form 13D, 13G, or other filings with the Commission available through www.sec.gov/edgar as of close of business November 25, 2009. Each person has sole voting power and sole investment power. Ownership percentages are based on 33,538,112 shares outstanding on October 31, 2009, plus the assumed exercise of the applicable options vesting within 60 days thereof.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent
Directors and Executive Officers:
William S. Steckel(3)	242,585	*
Patrick J. Forkin, III(4)	375,000	1.1%

Robert E. Weiss(5)	472,702	1.4%
Peter A. Lacey(6)	6,540,000	16.3%

Jonathan Fitzgerald	—	*
Richard C. Green	—	*
Francis J. Maher III(7)	10,000	*
Kang Sun	—	*

Robert Tonsoo(8)	10,000	*
All directors and executive officers as a group (9 persons)	7,650,287	18.8%

5% Stockholders:

Capital Ventures International(9)	2,108,248	6.3%

*	Less than one percent.
(1)	Except as otherwise indicated, each officer and director can be reached at DayStar Technologies, Inc., 2972 Stender Way, Santa Clara CA 95054.
(2)	The inclusion herein of any share of common stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Each person listed above has sole voting and investment power with respect to the shares listed. Any reference in the footnotes below to stock options and restricted common stock subject to a right of repurchase by our company relates to stock options exercisable or that will become exercisable within 60 days of October 31, 2009 and restricted common stock that will vest within 60 days of October 31, 2009.
(3)	Includes vested options to purchase 115,585 shares of common stock and 100,000 shares of restricted common stock subject to a right of repurchase by our company.
(4)	Includes vested options to purchase 300,000 shares of common stock and 50,000 shares of restricted common stock subject to a right of repurchase by our company.
(5)	Includes vested options to purchase 206,177 shares of common stock and 124,698 shares of restricted common stock subject to a right of repurchase by our company.

(6)	Includes 3,333,333 shares of common stock issuable upon conversion of a secured convertible promissory note between Mr. Lacey and our company, and vested warrants to purchase 3,166,667 shares of common stock.
(7)	Includes vested options to purchase 10,000 shares of common stock.
(8)	Includes vested options to purchase 10,000 shares of common stock.
(9)	Represents shares of common stock beneficially owned by Capital Ventures International and Heights Capital Management, Inc., which have shared voting and dispositive power over all such shares. The address of the principal business office of Capital Ventures International is One Capitol Place, P.O. Box 1787 GT, Grand Cayman, Cayman Islands, British West Indies. The address of the principal business office of Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111.

CODE OF ETHICS

We have adopted a code of ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics can be found under the heading “Policy on Business Ethics” on our website at www.daystartech.com/investors.cfm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than ten percent beneficial owners are required by Commission regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of such forms received and written representations from reporting persons required to file reports under Section 16(a), to the Company’s knowledge all of the Section 16(a) filing requirements applicable to such persons with respect to fiscal 2008 were complied with, except one stock option grant to William Steckel, reported on Form 4 on August 14, 2008, which should have been reported on Form 4 on August 13, 2008.

OTHER BUSINESS

Management knows of no other matters that will be presented for action at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented at the meeting.

All expenses incurred in connection with this solicitation of proxies will be borne by the Company.

It is important that your shares be represented at the meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to mark, sign and date the enclosed proxy and promptly return it in the enclosed envelope.

By order of the Board of Directors,

William Steckel
Secretary

Dated: December 1, 2009

DayStar TECHNOLOGIES

DAYSTAR TECHNOLOGIES, INC.

2972 STENDERWAY

SANTA CLARA, CA95054

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The Board of Directors recommends you vote FOR the following proposal(s): For Abstain

1a Jonathan W. Fitzgerald ☐ ☐

1b Richard C. Green ☐ ☐

1c Peter A. Lacey ☐ ☐

1d William S. Steckel ☐ ☐

1e Kang Sun ☐ ☐

For Against Abstain

2 Ratify the selection of Hein & Associates LLP as independent auditors of the company. ☐ ☐ ☐

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

DAYSTAR TECHNOLOGIES, INC. Annual Meeting of Shareholders December 22, 2009 2:00 PM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints William S. Steckel and Patrick J. Forkin III proxies, each with full power of substitution, to vote all of the Common Stock that the undersigned is entitled to vote at the Annual Meeting of stockholders of Daystar Technologies, Inc. to be held December 22, 2009 beginning at 02:00 PM, local time at 2972 STENDERWAY SANTA CLARA, CA 95054, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000031931_2 R2.09.05.010